                                                               Exhibit (h)(3)(i)

(ING FUNDS LOGO)

December 13, 2004

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

     Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING FMR(SM) Earnings Growth Portfolio, ING Marsico International Opportunities Portfolio, ING Pioneer Fund Portfolio and ING Pioneer Mid Cap Value Portfolio, four newly established series of ING Investors Trust, ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund, two newly established series of ING Equity Trust and ING International Value Choice Fund a new established series of ING Mutual Funds (the "Funds"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Funds to the AMENDED AND RESTATED EXHIBIT A of the Agreement.

     AMENDED AND RESTATED EXHIBIT A has also been updated to reflect name changes for ING Alger Aggressive Growth Portfolio to ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING Alger Capital Appreciation Portfolio to ING Salomon Brothers Large Cap Growth Portfolio, ING Alger Growth Portfolio to ING American Century Select Portfolio, ING MFS Global Growth Portfolio to ING Oppenheimer Global Portfolio and ING UBS U.S. Allocation Portfolio to ING Van Kampen Equity and Income Portfolio.

     Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Funds, by signing below.

                                        Very sincerely,


                                        /s/ Robert S. Naka
                                        ----------------------------------------
                                        Robert S. Naka
                                        Senior Vice President
                                        ING Investors Trust
                                        ING Equity Trust
                                        ING Mutual Funds

ACCEPTED AND AGREED TO:
DST Systems, Inc.


BY: /s/ Nick Horvath
    ---------------------------------
Name: NICK HORVATH
Title: DIRECTOR Of OPERATIONS,
       Duly Authorized

7337 E. Doubletree Ranch Rd.   Tel: 480-477-3000   ING Investors Trust
Scottsdale, AZ 85258-2034      Fax: 480-477-2700   ING Equity Trust
                                www.ingfunds.com   ING Mutual Funds

                         AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                     BETWEEN

                                    THE FUNDS

                                       AND

                                DST SYSTEMS, INC.

                                            TYPE OF          STATE OF      TAXPAYER
TAXPAYER/FUND NAME                        ORGANIZATION     ORGANIZATION     I.D.NO.
------------------                      ---------------   -------------   ----------
ING CORPORATE LEADERS TRUST FUND        Trust             New York        13-6061925

ING EQUITY TRUST                        Business Trust    Massachusetts       N/A
   ING Convertible Fund                                                   33-0552461
   ING Disciplined LargeCap Fund                                          06-1533751
   ING Equity and Bond Fund                                               33-0552418
   ING Financial Services Fund                                            95-4020286
   ING LargeCap Growth Fund                                               33-0733557
   ING LargeCap Value Fund                                                20-0437128
   ING MidCap Opportunities Fund                                          06-1522344
   ING MidCap Value Choice Fund                                               TBD
   ING MidCap Value Fund                                                  86-1048451
   ING Principal Protection Fund                                          86-1033467
   ING Principal Protection Fund II                                       86-1039030
   ING Principal Protection Fund III                                      86-1049217
   ING Principal Protection Fund IV                                       82-0540557
   ING Principal Protection Fund V                                        27-0019774
   ING Principal Protection Fund VI                                       48-1284684
   ING Principal Protection Fund VII                                      72-1553495
   ING Principal Protection Fund VIII                                     47-0919259
   ING Principal Protection Fund IX                                       20-0453800
   ING Principal Protection Fund X                                        20-0584080
   ING Principal Protection Fund XI                                       20-0639761
   ING Principal Protection Fund XII                                      20-1420367
   ING Principal Protection Fund XIII                                     20-1420401
   ING Principal Protection Fund XIV                                      20-1420432
   ING Real Estate Fund                                                   43-1969240
   ING SmallCap Opportunities Fund                                        04-2886856
   ING SmallCap Value Choice Fund                                             TBD
   ING SmallCap Value Fund                                                86-1048453

ING FUNDS TRUST                         Statutory Trust   Delaware            N/A
   ING Classic Money Market Fund                                          23-2978935

                                                           TYPE OF          STATE OF      TAXPAYER
TAXPAYER/FUND NAME                                       ORGANIZATION     ORGANIZATION    I.D. NO.
------------------                                     ---------------   -------------   ----------
ING FUNDS TRUST (CONT.)
   ING GNMA Income Fund                                                                  22-2013958
   ING High Yield Bond Fund                                                              23-2978938
   ING Intermediate Bond Fund                                                            52-2125227
   ING Lexington Money Market Trust                                                      13-6766350
   ING Money Market Fund                                                                 86-0955273
   ING National Tax-Exempt Bond Fund                                                     23-2978941

ING INVESTMENT FUNDS, INC.                             Corporation       Maryland            N/A
   ING MagnaCap Fund                                                                     22-1891924

ING INVESTORS TRUST                                    Business Trust    Massachusetts       N/A
   ING AIM Mid Cap Growth Portfolio                                                      13-3851354
   ING Alliance Mid Cap Growth Portfolio                                                 51-0380290
   ING American Funds Growth Portfolio                                                   55-0839555
   ING American Funds Growth-Income Portfolio                                            55-0839542
   ING American Funds International Portfolio                                            55-0839952
   ING Capital Guardian Large Cap Value Portfolio                                        23-3027332
   ING Capital Guardian Managed Global Portfolio                                         51-0377646
   ING Capital Guardian Small Cap Portfolio                                              13-3869101
   ING Developing World Portfolio                                                        52-2059121
   ING Eagle Asset Capital Appreciation Portfolio                                        13-3793993
   ING Evergreen Health Sciences Portfolio                                               20-0573913
   ING Evergreen Omega Portfolio                                                         20-0573935
   ING FMR(SM) Diversified Mid Cap Portfolio                                             25-6725709
   ING FMR(SM) Earnings Growth Portfolio                                                     TBD
   ING Goldman Sachs Tollkeeper(SM) Portfolio                                            23-3074142
   ING Hard Assets Portfolio                                                             95-6895627
   ING International Portfolio                                                           23-3074140
   ING Janus Special Equity Portfolio                                                    23-3054937
   ING Jennison Equity Opportunities Portfolio                                           13-6990661
   ING JPMorgan Small Cap Equity Portfolio                                               02-0558352
   ING Julius Baer Foreign Portfolio                                                     02-0558388
   ING Legg Mason Value Portfolio                                                        23-3054962
   ING LifeStyle Aggressive Growth Portfolio                                             20-0573999
   ING LifeStyle Growth Portfolio                                                        20-0573986
   ING LifeStyle Moderate Growth Portfolio                                               20-0573968
   ING LifeStyle Moderate Portfolio                                                      20-0573946
   ING Limited Maturity Bond Portfolio                                                   95-6895624
   ING Liquid Assets Portfolio                                                           95-6891032
   ING Marsico Growth Portfolio                                                          51-0380299
   ING Marsico International Opportunities Portfolio                                         TBD
   ING Mercury Focus Value Portfolio                                                     02-0558367
   ING Mercury Large Cap Growth Portfolio                                                02-0558346

                                                           TYPE OF          STATE OF      TAXPAYER
TAXPAYER/FUND NAME                                      ORGANIZATION      ORGANIZATION    I.D. NO.
------------------                                     --------------    -------------   ----------
ING INVESTORS TRUST (CONT.)
   ING MFS Mid Cap Growth Portfolio                                                      51-0380288
   ING MFS Total Return Portfolio                                                        51-0380289
   ING Oppenheimer Main Street Portfolio(R)                                              51-0380300
   ING PIMCO Core Bond Portfolio                                                         51-0380301
   ING PIMCO High Yield Portfolio                                                        02-0558398
   ING Pioneer Fund Portfolio                                                            20-1487161
   ING Pioneer Mid Cap Value Portfolio                                                   20-1487187
   ING Salomon Brothers All Cap Portfolio                                                23-0326348
   ING Salomon Brothers Investors Portfolio                                              23-3027331
   ING Stock Index Portfolio                                                             55-0839540
   ING T. Rowe Price Capital Appreciation Portfolio                                      95-6895626
   ING T. Rowe Price Equity Income Portfolio                                             95-6895630
   ING UBS U.S. Balanced Portfolio                                                       23-3054961
   ING Van Kampen Equity Growth Portfolio                                                02-0558376
   ING Van Kampen Global Franchise Portfolio                                             02-0558382
   ING Van Kampen Growth and Income Portfolio                                            13-3729210
   ING Van Kampen Real Estate Portfolio                                                  95-6895628

ING MAYFLOWER TRUST                                    Business Trust    Massachusetts       N/A
   ING International Value Fund                                                          06-1472910

ING MUTUAL FUNDS                                       Statutory Trust   Delaware            N/A
   ING Emerging Countries Fund                                                           33-0635177
   ING Foreign Fund                                                                      72-1563685
   ING Global Equity Dividend Fund                                                       55-0839557
   ING Global Real Estate Fund                                                           86-1028620
   ING International Fund                                                                22-3278095
   ING International Value Choice Fund                                                       TBD
   ING International SmallCap Growth Fund                                                33-0591838
   ING Precious Metals Fund                                                              13-2855309
   ING Russia Fund                                                                       22-3430284
   ING Worldwide Growth Fund                                                             33-0552475

ING PARTNERS, INC.                                     Corporation       Maryland            N/A
   ING Aeltus Enhanced Index Portfolio                                                   52-2354152
   ING American Century Select Portfolio                                                 52-2354143
   ING American Century Small Cap Value Portfolio                                        45-0467862
   ING Baron Small Cap Growth Portfolio                                                  75-3023525
   ING Fidelity(R) VIP Contrafund(R) Portfolio                                           20-1351800
   ING Fidelity(R) VIP Equity Income Portfolio                                           20-1352142
   ING Fidelity(R) VIP Growth Portfolio                                                  20-1352125
   ING Fidelity(R) VIP Mid Cap Portfolio                                                 20-1352148

                                                                TYPE OF          STATE OF      TAXPAYER
TAXPAYER/FUND NAME                                            ORGANIZATION     ORGANIZATION    I.D. NO.
------------------                                          ---------------   -------------   ----------
ING PARTNERS, INC. (CONT.)
   ING Goldman Sachs(R) Capital Growth Portfolio                                              52-2354149
   ING Goldman Sachs(R) Core Equity Portfolio                                                 51-0457737
   ING JPMorgan Fleming International Portfolio                                               06-1496079
   ING JPMorgan Mid Cap Value Portfolio                                                       75-3023510
   ING MFS Capital Opportunities Portfolio                                                    06-1496058
   ING OpCap Balanced Value Portfolio                                                         52-2354147
   ING Oppenheimer Global Portfolio                                                           75-3023503
   ING Oppenheimer Strategic Income Portfolio                                                 20-1544721
   ING PIMCO Total Return Portfolio                                                           75-3023517
   ING Salomon Brothers Aggressive Growth Portfolio                                           06-1496052
   ING Salomon Brothers Fundamental Value Portfolio                                           52-2354160
   ING Salomon Brothers Investors Value Portfolio                                             52-2354157
   ING Salomon Brothers Large Cap Growth Portfolio                                            51-0457738
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio                                     52-2354156
   ING T. Rowe Price Growth Equity Portfolio                                                  06-1496081
   ING UBS U.S. Large Cap Equity Portfolio                                                    06-1496055
   ING Van Kampen Comstock Portfolio                                                          75-3023521
   ING Van Kampen Equity and Income Portfolio                                                 52-2354153

ING PRIME RATE TRUST                                        Business Trust    Massachusetts   95-6874587

ING SENIOR INCOME FUND                                      Statutory Trust   Delaware        86-1011668

ING VARIABLE INSURANCE TRUST                                Statutory Trust   Delaware            N/A
   ING GET U.S. Core Portfolio - Series 1                                                     43-2007006
   ING GET U.S. Core Portfolio - Series 2                                                     41-2107140
   ING GET U.S. Core Portfolio - Series 3                                                     32-0090501
   ING GET U.S. Core Portfolio - Series 4                                                     32-0090502
   ING GET U.S. Core Portfolio - Series 5                                                     32-0090504
   ING GET U.S. Core Portfolio - Series 6                                                     32-0090505
   ING GET U.S. Core Portfolio - Series 7                                                     83-0403223
   ING GET U.S. Core Portfolio - Series 8                                                     20-1420513
   ING GET U.S. Core Portfolio - Series 9                                                     20-1420578
   ING GET U.S. Opportunity Portfolio - Series 1                                              43-2007032
   ING GET U.S. Opportunity Portfolio - Series 2                                                  TBD
   ING VP Worldwide Growth Portfolio                                                          25-6705433

                                                                TYPE OF          STATE OF      TAXPAYER
TAXPAYER/FUND NAME                                            ORGANIZATION     ORGANIZATION    I.D. NO.
------------------                                          ---------------   -------------   ----------
ING VARIABLE PRODUCTS TRUST                                 Business Trust    Massachusetts       N/A
   ING VP Convertible Portfolio                                                               86-1028318
   ING VP Disciplined LargeCap Fund                                                           06-6397003
   ING VP Financial Services Portfolio                                                        86-1028316
   ING VP High Yield Bond Portfolio                                                           06-6396995
   ING VP International Value Portfolio                                                       06-6453493
   ING VP LargeCap Growth Portfolio                                                           86-1028309
   ING VP MagnaCap Portfolio                                                                  06-6493762
   ING VP MidCap Opportunities Portfolio                                                      06-6493760
   ING VP Real Estate Portfolio                                                               20-0453833
   ING VP SmallCap Opportunities Portfolio                                                    06-6397002

ING VP EMERGING MARKETS FUND, INC.                          Corporation       Maryland        06-1287459

ING VP NATURAL RESOURCES TRUST                              Business Trust    Massachusetts   22-2932678

USLICO SERIES FUND                                          Business Trust    Massachusetts       N/A
   The Asset Allocation Portfolio                                                             54-1499147
   The Bond Portfolio                                                                         54-1499901
   The Money Market Portfolio                                                                 54-1499149
   The Stock Portfolio                                                                        54-1499398

Last Approved: November 10, 2004